UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 502.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, the Board of Directors (the "Board") of Portland General Electric Company (the "Company") voted to appoint Patricia S. Pineda to serve as a director of the Company, effective October 1, 2022, until the next annual meeting of shareholders, which will be held on April 21, 2023. The Board also appointed Ms. Pineda to serve on the Compensation, Culture and Talent Committee and the Finance Committee of the Board.

Ms. Pineda currently serves on the Boards of Directors at Levi Strauss & Co., Frontier Group Holdings, Inc., and Omnicom Group. Previously, Ms. Pineda served for 35 years with Toyota Motor North America, Inc. and New United Motor Manufacturing, Inc., most recently serving as the Group Vice President, Hispanic Business Strategy Group at Toyota Motor North America, Inc., prior to her retirement.

There are no arrangements or understandings between Ms. Pineda and any other persons pursuant to which she was selected as a director, and Ms. Pineda is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Pineda will be compensated in accordance with the Company’s standard compensation policies and practices for non-employee directors of the Board, as most recently described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 8, 2022. Such policies and practices are subject to change from time to time.

The Company intends to enter into its standard form of indemnification agreement for non-employee directors with Ms. Pineda, a copy of which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	September 27, 2022	By:	/s/ James A. Ajello
James A. Ajello
Senior Vice President Finance CFO, Treasurer & Corporate Compliance Officer
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